UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003

                              OLD NATIONAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                       001-15817               35-1539838
          -------                       ---------               ----------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)            Identification No.)

      420 Main Street, Evansville, IN                              47708
      -------------------------------                              -----
 (Address of Principal Executive Offices)                        (Zip Code)


                                 (812) 464-1434
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              (Registrant's telephone number, including area code)


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                              OLD NATIONAL BANCORP
                                    FORM 8-K


Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

     The following exhibits are furnished herewith and this list constitutes the exhibit index:

     99.1     Press Release issued by Old National Bancorp on July 24, 2003.
     99.2     Financial Trends issued by Old National Bancorp on July 24, 2003.


Item 9.  Regulation FD Disclosure

         On July 24, 2003, Old National Bancorp reported its results for the second quarter 2003. The press release is included as Exhibit 99.1 hereto and is incorporate herein by reference. Old National also released the financial trends including second quarter 2003 results. The financial trends is included as
Exhibit 99.2 hereto and is incorporated herein by reference.

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         The information in this Current Report on Form 8-K and the Exhibits attached hereto, is furnished pursuant to Item 9 [and Item 12] and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the Exhibits, shall not be deemed to be incorporated by reference into filings of Old National Bancorp under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OLD NATIONAL BANCORP
                                  (Registrant)


Date: July 24, 2003

                                  By: /s/ John S. Poelker
                                      ------------------------------------------
                                      John S. Poelker
                                      Executive Vice President and Chief
                                      Financial Officer










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